. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 1 OceanFirst Bank OceanFirst Financial Corp. Investor Presentation(1) January 2026 (1) The 4Q 2025 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to the Form 8-K filed with the SEC on January 22, 2026. OCEANFIRST BANK Exhibit 99.1

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Legal Disclaimer 2 FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the risk that the proposed transaction between OceanFirst and Flushing Financial Corporation (“Flushing”) may not be completed in a timely manner or at all; the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the requisite OceanFirst and Flushing stockholder approvals or the necessary regulatory approvals (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between OceanFirst and Flushing; the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; the effect of the announcement or pendency of the proposed transaction on OceanFirst’s and Flushing’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations of OceanFirst and Flushing; potential difficulties in retaining OceanFirst and Flushing customers and employees as a result of the proposed transaction; OceanFirst’s and Flushing’s estimates of its financial performance; the operational risk of lending activities, including the effectiveness of OceanFirst’s and Flushing’s underwriting practices and the risk of fraud; results of examinations by regulatory authorities of OceanFirst or Flushing and the possibility that any such regulatory authority may, among other things, limit OceanFirst’s or Flushing’s business activities, restrict OceanFirst’s or Flushing’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase OceanFirst’s or Flushing’s allowance for credit losses, result in write-downs of asset values, restrict OceanFirst’s or Flushing’s ability or that of OceanFirst’s or Flushing’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; changes in the markets in which OceanFirst and Flushing compete; potential litigation relating to the proposed transaction that could be instituted against OceanFirst, Flushing or their respective directors and officers, including the effects of any outcomes related thereto; volatility in the trading price of OceanFirst’s or Flushing’s securities; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected expenses, factors or events; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where OceanFirst and Flushing do business; and the dilution caused by OceanFirst’s issuance of additional shares of its capital stock in connection with the transaction; changes in interest rates; inflation, general economic conditions, including potential recessionary conditions; levels of unemployment in the Company’s lending area; real estate market values in the Company’s lending area; potential goodwill impairment; natural disasters; potential increases to flood insurance premiums; the current or anticipated impact of military conflict, terrorism or other geopolitical events; the imposition of tariffs or other domestic or international governmental policies and retaliatory responses; the effects of a potential federal government shutdown; volatility in financial markets; slowdowns in securities trading or shifting demand for security trading products; the level of prepayments on loans and mortgage-backed securities; legislative/regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; the quality or composition of the loan or investment portfolios; demand for loan products; deposit flows; the availability of low-cost funding; changes in liquidity, including the size and composition of the Company’s deposit portfolio, and the percentage of uninsured deposits in the portfolio; changes in capital management and balance sheet strategies and the ability to successfully implement such strategies; competition; demand for financial services in the Company’s market area; changes in investor sentiment and consumer spending, borrowing and savings habits; changes in accounting principles; a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks; the failure to maintain current technologies; reliance on third party service providers; failure to retain or attract employees; supply chain issues or labor shortages; the impact of pandemics on our operations and financial results and those of our customers; and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For an exhaustive list of Forward Looking Statements please refer to the Company’s Earnings Release furnished as Exhibit 99.1 to the Form 8-K as filed with the SEC on January 22, 2026. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation and in the Company’s Earnings Release furnished as Exhibit 99.1 to the Form 8-K as filed with the SEC on January 22, 2026. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Tailored Footprint Across Key Markets Overview of OceanFirst Corporate Overview & Market Data Ticker OCFC (NASDAQ) HQ Red Bank, NJ Branch Network 41 branches; 9 commercial banking centers Core Markets New Jersey, New York City, Greater Philadelphia Expansion Markets Boston, Northern Virginia, and Baltimore Balance Sheet and Capital (Q1-23) Assets $14.6 billion Net Loans $11.0 billion Deposits $11.0 billion Non-performing Loans / Loans(1) 0.20% Tang. Equity / Tang. Assets(2) 8.1% CET1 Ratio (3) 10.7% Q4-25 Loan Portfolio ($’millions) Q4-25 Deposit Base ($’millions) Core Profitability (Q1-23)2 Net Income $23.5 million EPS $0.41 Net Interest Margin (%)(4) 2.86% Efficiency Ratio (%) 68.2% ROAA (%) 0.65% ROTCE (%) 8.21% Corporate Overview and Market Data Balance Sheet and a ital (Q4-25) Core Profitability (Q4-25)(2) $5,421 CRE Investor -Owned $986 C&I - real estate $1,228 C&I - non-real estate $3,194 Residential $203 Home Eq. & Consumer Note: All data presented is as of December 31, 2025. (1) PCD loans are not included in these metrics. (2) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (3) Q4-25 CET1 Ratio – Preliminary Estimate. (4) Core NIM excludes purchase accounting and prepayment fee income. $1,742 Non-interest $4,354 Interest-bearing $1,413 Money market $986Savings $2,469 Time deposits 3 3 Baltimore and Northern VA Boston Area PA, NJ, NYC 1 2 Commercial Banking Centers Retail Branches Premier Locations 2 3 1 Commercial Banking Centers Retail Branches Premier Locations

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Proven Historical Net Interest Income and Loan Growth 120,262 169,218 240,502 255,971 312,951 305,338 377,477 369,731 334,035 360,223 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.02% 2023 2.72% 2024 2.87% 2025 Net Interest Margin Net Interest Income Net Interest Income Growth ($’thousands) Net Interest Income CAGR 14% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,354 5,288 5,421 687 758 1,046 1,189 1,616 1,504 1,620 1,610 1,550 2,214 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,980 3,050 3,194 291 2016 281 2017 475 2018 408 2019 339 2020 261 2021 264 2022 251 2023 230 2024 203 2025 3,817 3,975 5,589 6,214 7,756 8,623 9,918 10,195 10,118 11,032 Home Equity & Consumer Residential C&I Investor-Owned CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor-Owned CRE CAGR 18% C&I CAGR 13% 4

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Successful Commercial Loan Growth and Geographic DiversificationFont 48% 69% 2016 Q4-25 +21% (Commercial % of Loan Portfolio) Commercial Loans by Geography(1) as of Q4-25 Emphasis on Commercial Increase of $5.8B in commercial loans since 2016 Total: $7.6B 39% 30% 22% 4% New Jersey New York Philadelphia Boston 2% Baltimore 3% Other Markets (2) 5 (1) Based on location where loan is managed. (2) Other includes Washington DC, Northern Virginia, Pittsburgh and Columbus.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Balanced Approach to Deposit Pricing and Growth Deposit Composition ($’millions) 646 607 867 937 1,373 775 1,542 2,445 2,081 2,469673 877 898 1,491 1,608 1,488 1,399 1,066 986 459 364 570 578 784 736 714 1,022 1,301 1,413 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,912 4,001 4,354 783 757 1,151 1,377 2,133 2,412 2,101 1,657 1,617 1,742 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 4,188 4,343 5,815 6,329 9,428 9,733 9,675 10,435 10,066 10,964 661 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits Organic Deposit Growth ($’millions) 4,343 9,733 9,675 10,435 10,066 10,964 2,123 1,616 1,894 2016 2017 2018 449 2019 2020 2021 2022 2023 2024 2025 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 57% 43% Commercial Consumer Total: $11.0B Deposit Stratification 6

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Conservative Credit Risk ProfileFont 0.15% 0.01% 0.11% 0.05% 2017 0.09% 0.01% 0.03% 0.13% 0.05% 2018 0.05% 0.08% 0.00% 0.12% 0.04% 2019 0.14% 0.17% 0.02% 0.11% 0.03% 2020 0.02% 0.10% 0.00% 0.07% 0.02% 2021 0.07% 0.04% 0.00% 0.06% 0.02% 2022 0.18% 0.00% 0.05% 0.02% 2023 0.10% 0.04% 0.00% 0.10% 0.03% 2024 0.08% 0.21% 0.01% 0.06% 0.02% 2025 0.52% 0.31% 0.04% 0.47% 0.22% 0.19% 0.26% 0.27% 0.20% 0.29% CRE: IO C&I - Real Estate C&I - Non-Real Estate Residential Consumer (1) PCD loans are not included in these metrics. Refer to the “Asset Quality” section in the Earnings Release for additional information. (2) Peer reporting is on a one quarter lag. 0.22% 0.59% 2019 0.32% 0.64% 2020 0.38% 2023 0.22% 0.55% 2024 0.54% 0.51% Q3-25 0.22% Q4-25 0.44% 0.15% 0.16% 0.69% 2017 0.40% 2021 0.25% 2022 0.60% 2018 0.19% 0.30% NPA/Assets Peer Average NPA/Assets Continued Focus on Credit Risk(1)Non-performing Loans by Type as % of Loans(1) 0.01% 7 (2)

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Business Model Strength Driving Significant Capital ReturnFont $12.33 $0.49 $0.55 $12.91 2014 $0.94 $1.01 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 2021 $2.98 $5.55 $17.08 2022 $2.98 $6.35 $18.35 2023 $3.35 $7.15 $18.98 2024 $3.74 $7.95 2013 2025 $13.95 $15.62 $15.53 $16.82 $18.42 $19.79 $21.36 $23.60 $25.61 $27.68 $29.48 $31.48 $20.55 The growth in TBV per common share(1) (TBVPS) is attributed to: ▪ Minimally dilutive and strategic acquisitions including in critical new markets ▪ Stable and competitive dividend ▪ 116th consecutive quarter ▪ Historical target Payout Ratio of 30% to 50% Growth Since 2013 Tangible Book Value per Share (1) 60.6% Total Capital Return per Share 155.4% Cumulative Share Repurchases/Share Cumulative Dividends/Share TBVPS 8 (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 99 OceanFirst Bank Quarterly Earnings Update The 4Q 2025 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to the Form 8-K filed with the SEC on January 22, 2026. OCEANFIRST BANK

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Q4-25 Financial Highlights (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information (2) Q4-25 CET1 Ratio – Preliminary Estimate. Financial Highlights $0.41 Core Diluted EPS(1) $95 million Net Interest Income 0.65% Core ROAA(1) 8.21% Core ROTCE(1) $0.58 Core PTPP Diluted EPS(1) 10.7% CET1 Ratio(2) ▪ Net interest income increased by $5 million (or 5%) and pre-tax pre-provision income increased $3 million (or 9%) from the linked quarter showing the momentum from interest-earning asset growth. ▪ Total loans increased $474 million (or 18% annualized), including $218 million of commercial and industrial loan growth. Loan originations were robust at $1 billion for the quarter. ▪ Capital remained strong with an estimated CET1 ratio of 10.7% despite significant loan growth. The credit risk transfer, executed during the quarter, provides credit protection on a $1.5 billion residential loans pool, which significantly reduces risk weighted assets and drives a favorable increase to regulatory capital ratios. ▪ On December 29th, we announced the merger agreement with Flushing Financial Corporation which included a $225 million capital raise from Warburg Pincus that will fund concurrently with merger closing. Transaction close estimated in the second quarter of 2026. 10

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Loan Portfolio Trends Moderated Loan Growth in the Portfolio ($’millions) ▪ Total loans increased $474 million (or 18% annualized), including $218 million of commercial and industrial loan growth. ▪ Loan originations were robust at $1.05 billion for the quarter, and the loan pipeline remained strong at $474 million. ▪ NDFI(1) loan exposure remains minimal, totaling $333 million (or 3% of total loans) at Q4-25. 5,288 5,200 5,068 5,211 5,421 902 897 914 997 986 648 749 863 999 1,228 3,050 3,053 3,119 3,135 3,194 5.38% 230 Q4-24 5.37% 226 Q1-25 5.41% 221 Q2-25 5.49% 216 Q3-25 Q4-25 10,118 10,125 10,185 10,558 5.43% 11,032 203 Average Loan Yield Home Equity & Consumer Residential C&I - non-real estate C&I - real estate CRE Investor-Owned 11 (1) Non-Depository Financial Institution

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 103,534 125,454 124,112 104,773 93,715 54,526 23,811 21,521 18,972 18,161 3.49% 1.56% Q4-24 3.70% 1.47% Q1-25 3.82% 1.43% Q2-25 3.68% 1.17% Q3-25 1.01% Q4-25 Strong asset quality trends driven by prudent growth and strong credit risk management Quarterly Credit Trends (1 of 2) Non-Performing Loans and Assets ($’000)(1) Special Mention and Substandard Loans ($’000) Criticized loans as a % of total loans remain low at 1.01% as of Q4-25 compared to 2.06% as of Q4-19 (pre-pandemic). 27,596 29,246 26,711 35,586 22,359 7,680 7,498 10,266 0.27% 0.22% 1,811 Q4-24 0.29% 0.23% 1,917 Q1-25 0.26% Q2-25 0.34% 0.30% Q3-25 0.20% 0.22% Q4-25 NPL to total loans NPA to total assets OREO Non-performing loans Peer Average Criticized Loans / Total Loans OCFC Criticized Loans / Total Loans Special Mention Substandard 12 OCFC 10-Year (2015-2025) Average Criticized Loans / Total Loans = 1.96% (2) (1) Note: At December 31, 2025, of the Special Mention loans and Substandard loans represented above, 76.8% and 51.0% were current on payments, respectively. (1) OCFC criticized loans exclude other real estate owned. (2) Peer data is on a one quarter lag. (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Quarterly Credit Trends (2 of 2) Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’thousands) 0.06% 0.73% Q4-24 0.05% 0.78% Q1-25 0.05% 0.78% Q2-25 0.04% 0.77% Q3-25 0.04% 0.76% Q4-25 0.79% 0.83% 0.83% 0.81% 0.80% PCD & General Credit Marks ACL -158 636 2,218 617 1,974 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Provision Expense Net Charge-offs (Recoveries) 3,467 Includes $1.4 million non- core day 1 provision relating to Spring Garden acquisition. 2,041 Includes $3.3 million of increased provision related to elevated uncertainty in the macroeconomic environment despite strong asset quality metrics. 5,340 2,086 13 3,039 Note: The allowance for credit losses plus the unamortized credit and PCD marks amounted to $87.7 million, or 0.80% of total loans at Q4-25, as compared to $85.6 million, or 0.81% of total loans at Q3-25. Note: Q2-25 charge-offs primarily relate to two commercial relationships of $1.6 million and $445K for NPL sale. 4,092 3,700

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Deposit Trends ▪ Deposits increased by $528 million (or 5.1%), driven by an increase in non-maturity deposits of $275 million (or 3.3%) from the prior quarter. ▪ The $253 million increase in time deposits was primarily driven by higher brokered CD’s of $205 million. ▪ Premier Bank deposits grew $90 million (or 37%) from the linked quarter with the weighted average cost of deposits declining 36 bps to 2.28% as of 12/31/25. ▪ Customer accounts and relationships totaled 1,335 (+212) and 357 (+53), respectively. ▪ At 12/31/25, there were 188 opened and unfunded accounts providing a robust pipeline for deposit growth. Deposit Mix Remains Stable ($’millions) 2,081 2,120 2,299 2,215 2,469 1,066 1,052 1,023 1,000 986 1,301 1,337 1,378 1,398 1,413 4,001 4,007 3,845 4,091 4,354 1,617 1,661 1,687 1,732 1,742 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 10,066 10,177 10,232 10,436 10,964 Non-Int. Bearing Int. Bearing Checking Money Market Savings Time Deposits Deposit Beta(1) Up Cycle Down Cycle 42% 22% 14 Cost of Deposits Spot Avg Type of Account Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Q4-25 Int. Bearing Checking 2.11% 2.04% 2.02% 2.08% 2.05% 2.27% Money Market 3.00% 2.83% 2.94% 2.75% 2.43% 2.78% Savings 0.72% 0.67% 0.66% 0.63% 0.55% 0.60% Time Deposits 4.18% 3.75% 3.75% 3.74% 3.64% 3.68% Total (incl. non-int. bearing) 2.17% 2.03% 2.07% 2.04% 2.00% 2.13% (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by incremental increase in the fed funds rate since January 1, 2022. Up cycle is the period from January 1, 2022 to June 30, 2024. The down cycle is from July 1, 2024 to December 31, 2025.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Net Interest Income and Net Interest Margin Trends Net Interest Margin (NIM) NIM Bridge 2.69% Q4-24 2.90% Q1-25 2.91% Q2-25 2.91% Q3-25 2.87% Q4-25 Net Interest Margin Net Interest Income ($’000) 83,329 Q4-24 86,652 Q1-25 87,636 Q2-25 90,657 Q3-25 95,278 Q4-25 Net Interest Income 15 Q3-25 NIM -0.01% Reduction in purchase accounting -0.01% Net impact of subordinated debt activity -0.02% Net other (rates/volumes) Q4-25 NIM 2.91% 2.87% ▪ Net interest income increased 5% from the linked quarter and 14% compared to Q4-24. ▪ NIM decline impacted modestly by both balance sheet mix-shift and repricing trends (reflected as ‘Net other’). ▪ Continued tailwind from the growth in lower cost deposits from the Premier Bank teams. ▪ We expect NIM expansion of 3-4 bps Q1-26.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Core Efficiency Ratio(1) Expense Discipline and Focused Investment Core Non-Interest Expense(1) ($’000) 10,328 9,081 10,867 10,517 9,757 2,620 2,425 4,336 3,467 3,579 6,366 6,647 6,808 7,164 7,104 2,517 2,983 2,898 2,826 3,102 6,306 6,418 6,323 7,029 6,701 36,602 36,740 40,242 41,387 40,984 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 64,739 64,294 71,474 72,390 71,227 Compensation & employee benefits Occupancy & equipment FDIC & regulatory assessments Data processing Professional fees Other Opex ▪ Q4-25 core non-interest expenses decreased by $1.2 million (or 2%) from the linked quarter driven primarily by lower compensation in various units including the impact of exiting the title business. ▪ Q1-26 core non-interest expense is expected to remain stable between $70 to $71 million and includes: (i) the impact of savings from our outsourcing initiative; (ii) inflationary increases; and (iii) premium expense related to the credit risk transfer.(2) 16 67.74% Q4-24 65.81% Q1-25 72.28% Q2-25 70.30% Q3-25 68.19% Q4-25 1.90% 1.96% 2.16% 2.12% 1.97% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Other Opex includes marketing, check card processing, amortization of intangibles, and other expenses.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Generating Consistent Returns Book Value and Tangible Book Value per Common Share(1) ($) Core ROAA(1), ROTE(1), and ROTCE(1) ▪ Capital remains strong and above “well capitalized” levels. ▪ Tangible book value per common share increased $0.81 or 4% from the same quarter last year. Capital Management ($’millions) 18.98 19.16 19.34 19.52 19.79 29.08 29.27 28.64 28.81 28.97 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Book Value per Share Tangible Book Value per Common Share 7.51% 7.89% 0.65% Q4-24 7.00% 7.34% 0.62% Q1-25 6.17% 0.53% Q2-25 7.19% 0.60% Q3-25 8.21% 0.65% Q4-25 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 7 17 9.1% 11.2% 0 Q4-24 9.2% 11.2% Q1-25 8.7% 11.0% Q2-25 8.1% 10.6% 0 Q3-25 8.1% 10.7% 0 Q4-25 Tangible Stockholders’ Equity to Tangible Assets (1) CET1(2) Share Repurchases Common Dividend 17 (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Q4-25 CET1 Ratio – Preliminary Estimate.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Management Q1-26 Outlook(1) 18 Outlook Comments Loans 1-2% growth sequentially • Expecting continued steady growth, subject to unanticipated payoffs. • Growth will be predominately driven by C&I with muted growth on CRE and Construction. • Credit expected to remain benign. Deposits Consistent with loan growth • Maintain loan-to-deposit ratio ~100%. Net Interest Income NIM expansion • NIM expansion expected of 3-4 bps quarter over quarter. • Subject to expected growth and interest rate trends, we expect net interest income dollars to grow in-line with loans. • No rate cuts modeled in Q1-26. Other Income $7 to $9 million • Subject to loan swap activity and growth in services charges. Operating Expenses $70 to $71 million • Reflects the impact of savings from the outsourcing of our residential and title platforms. • Includes anticipated inflationary increases related to compensation and contractual vendor increases. • Includes premium expense related to the credit risk transfer executed in Q4-25. Capital Strong CET1 ratio (>10.5%) • Sufficient capital to fund near-term growth. (1) Management Outlook is for OCFC Standalone and does not include the pending Flushing Financial Corporation merger impact.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Outlook Comments Loans 7-9% growth • Expecting continued steady growth, subject to unanticipated payoffs and supported by our strong pipeline. • Growth will be driven by C&I verticals offset by run-off on the Residential portfolio. • Credit is expected to remain benign. Deposits Consistent with loan growth • Maintain loan-to-deposit ratio ~100%. Net Interest Income > 3.00% NIM • Subject to expected growth and interest rate trends, we expect net interest income dollars to grow in-line with loans. • Three rate cuts (25 bps each) modeled through the year with a terminal upper fed funds rate of 3.00% by Q4-26. Other Income $25 to $35 million • Levels reduced year-over-year related to the outsourcing of residential and title platforms. Operating Expenses $275 to $285 million • Reflects the impact of savings from the outsourcing of our residential and title platforms. • Includes anticipated inflationary increases related to compensation and contractual vendor increases. • Includes premium expense related to the credit risk transfer. Capital Strong CET1 ratio (>10.5%) • Continuing to explore ways to optimize capital in relation to loan growth. Management 2026 Outlook(1) 19 (1) Management Outlook is for OCFC Standalone and does not include the pending Flushing Financial Corporation merger impact.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 20 20 20 OceanFirst Bank Appendix OCEANFIRST BANK | January 22, 2026

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Diversified CRE Portfolio with Conservative Risk Profile ▪ Underlying collateral is diversified. ▪ Low concentration in the Multi-Family portfolio, which represents 7% of total assets. ▪ Maturity wall is modest and has a minimal impact: Our CRE Investor- Owned maturity wall, totaling $1.62 billion (or 15% of total loans), is set to mature in 2026 and 2027 with weighted average rates of 5.01% and 4.28%, for each respective cohort. The impact of repriced loans to-date has been benign. CRE Investor-Owned Portfolio by Geography(3) Notes: • All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of December 31, 2025, unless otherwise noted. • WA rate includes borrower fixed-rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps • WA LTV represents the weighted average of loan balances as of December 31, 2025 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. Footnotes: (1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor-owned 1-4 family, land / development, and other. (2) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units. (3) Based on location of collateral. 30% 28% 24% 8% NY PA/DE NJ 4% MA 6% MD/DC Other Limited underlying concentration exposure: • NYC rent-regulated(2) multi-family: $27.9 million • NYC Office Central Business District (CBD): $7.0 million 21 CRE Investor-Owned - Collateral Details $'millions CRE: Investor-Owned % of Total WA LTV (%) WA DSCR (x) Office 1,058 21.7% 56.8% 1.75x Retail 1,122 23.0% 58.8% 1.88x Multi-Family 971 19.9% 60.9% 1.52x Industrial / Warehouse 785 16.1% 50.8% 2.06x Hospitality 178 3.7% 46.7% 1.78x Other (1) 759 15.6% 45.0% 1.73x CRE: Investor-Owned 4,873 100.0% 54.9% 1.78x Construction 548 CRE IO and Construction Total 5,421 CRE Investor-Owned - Maturity Wall Balance Weighted Average % of Maturity Year ($'millions) Rate (%) LTV (%) DSCR (x) Loans 2026 778 5.01% 55.5% 1.97x 7.05% 2027 839 4.28% 53.2% 1.94x 7.61% Total 1,617 4.63% 54.3% 1.95x 14.66%

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Conservative Risk Profile of CRE IO Office & Construction Portfolio Highlights ▪ 97% of Office & Construction loans are pass-rated (not classified or criticized). ▪ 93% of Office & Construction loans are classified as non-Central Business District loans. ▪ CBD loans comprise <1% of total assets and have a weighted average LTV of 55.5% and weighted average DSCR of 1.73x. ▪ Office portfolio is primarily secured by small properties with 68% of the portfolio secured by properties of 300K SF or smaller. ▪ The average loan size of the office portfolio is $4.9 million with 46% of the portfolio under $1 million and 78% under $5 million. In the above tables, Construction consists of all property segments (e.g., co-op, hospitality, industrial / warehouse, etc.) 22 Notes: • All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of December 31, 2025, unless otherwise noted. • WA LTV represents the weighted average of loan balances as of December 31, 2025 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. CRE Investor-Owned: Office + Construction $'millions Balance % of Office % of Total Loans WA LTV (%) WA DSCR (x) General Office 497 46.9% 4.5% 53.7% 1.83x Life Sciences & Medical 305 28.8% 2.8% 55.5% 1.75x Credit Tenant 256 24.2% 2.3% 64.4% 1.62x Office 1,058 100.0% 9.6% 56.8% 1.75x Construction (all property segments) 548 5.0% Office + Construction 1,606 14.6% CRE Investor-Owned: Office + Construction CBD Bifurcation $'millions Balance % of Total % of CBD MA 45 2.8% 38.1% NJ 42 2.6% 35.5% PA 24 1.5% 20.5% NY 7 0.4% 5.9% Central Business District 118 7.4% 100.0% Non Central Business District 1,487 92.6% Office + Construction 1,606 100.0% Central Business District (CBD): Office + Construction $'millions Balance % of Total WA LTV (%) WA DSCR (x) Credit Tenant 42 35.5% 58.6% 2.12x General Office 34 29.2% 52.8% 1.73x Life Sciences & Medical 42 35.3% 54.7% 1.34x CBD - Office & Construction 118 100.0% 55.5% 1.73x

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 COVID-19 Pandemic Track Record of Strong Credit Performance ▪ From 2006 to Q4-25, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s NCO to average loans totaled 13 bps per year compared to 71 bps for all commercial banks between $10 - $50 billion in assets. ▪ From 2006 to Q4-25, peak net charge-offs to average loans for OCFC totaled 56 bps in 2011. Peak charge-offs for commercial banks between $10 - $50 billion in assets were 253 bps in 2009. Global Financial Crisis Hurricane Sandy 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q3-25 Q4-25Q1-25 Q2-25 OCFC NCO / Avg Loans Commercial Banks ($10-50 bn) NCO / Avg Loans (1) 23 Source: S&P Global. (1) Any period with net recoveries is denoted as 0% NCO / Avg Loans in the graph. (2) Commercial bank reporting is on a one quarter lag (2)

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 0.29% 0.32% 0.51% 0.63% 0.80% 1.43% Northeast Midwest Mid Atlantic Southeast Southwest West COVID-19 Pandemic Hurricane Sandy Global Financial Crisis Northeast Outperforms Through Credit Cycles… ▪ Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions ▪ Median net charge-offs / average assets for Northeastern banks averaged 20 bps during the Global Financial Crisis compared to 50 bps for other regions. GFC Peak NCOs 1.1x 1.8x 2.2x 4.9x2.8x 24 Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag. Q3-25 For slide Northeast 0.07% Mid Atlantic 0.10% Southeast 0.11% Midwest 0.08% Southwest 0.05% West 0.04%

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Hurricane Sandy Global Financial Crisis COVID-19 Pandemic …With a Similar Story in Commercial Real Estate Portfolios 0.03% 0.04% 0.09% 0.10% 0.11% 0.16% Northeast Southwest Southeast Mid Atlantic Midwest West GFC Peak CRE NCOs ▪ Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions ▪ Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions 25 Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Non-GAAP Reconciliations (1 of 2) 26 Non-GAAP Reconciliation For the Three Months Ended December 31, September 30, June 30, March 31, December 31, 2025 2025 2025 2025 2024 Core Earnings: Net income available to common stockholders (GAAP) $ 13,093 $ 17,330 $ 16,200 $ 20,505 $ 20,905 Adjustments to exclude the impact of non-recurring and non- core items: Spring Garden opening provision for credit losses - - - - 1,426 Net (gain) loss on equity investments (230) 7 (488) (205) 5 Restructuring charges 7,379 4,147 - - - Credit risk transfer execution expense 1,283 - - - - FDIC special assessment release - (210) - - - Merger related expenses 4,253 - - - 110 Income tax (benefit) expense on items (2,254) (926) 115 49 (388) Loss on redemption of preferred stock - - 1,842 - - Core earnings (Non-GAAP) $ 23,524 $ 20,348 $ 17,669 $ 20,349 $ 22,058 Income tax expense 3,754 5,156 5,771 6,808 5,083 Provision for credit losses 3,700 4,092 3,039 5,340 3,467 Less: non-core provision for credit losses - - - - 1,426 Less: income tax (benefit) expense on non-core items (2,254) (926) 115 49 (388) Core earnings PTPP (Non-GAAP) $ 33,232 $ 30,522 $ 26,364 $ 32,448 $ 29,570 Core earnings diluted earnings per share $ 0.41 $ 0.36 $ 0.31 $ 0.35 $ 0.38 Core earnings PTPP diluted earnings per share $ 0.58 $ 0.54 $ 0.46 $ 0.56 $ 0.51 Core Ratios (Annualized): Return on average assets 0.65% 0.60% 0.53% 0.62% 0.65% Return on average tangible stockholders’ equity 8.21 7.19 6.17 7.00 7.51 Return on average tangible common equity 8.21 7.19 6.17 7.34 7.89 Efficiency ratio 68.19 70.30 72.28 65.81 67.74

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Non-GAAP Reconciliations (2 of 2) 27 Non-GAAP Reconciliation For the Three Months Ended December 31, September 30, June 30, March 31, December 31, 2025 2025 2025 2025 2024 Tangible Equity: Total stockholders' equity $ 1,662,550 $ 1,653,427 $ 1,643,680 $ 1,709,117 $ 1,702,757 Less: Goodwill 517,481 523,308 523,308 523,308 523,308 Intangibles 9,046 9,934 10,834 11,740 12,680 Tangible stockholders' equity 1,136,023 1,120,185 1,109,538 1,174,069 1,166,769 Less: Preferred stock - - - 55,527 55,527 Tangible common equity $ 1,136,023 $ 1,120,185 $ 1,109,538 $ 1,118,542 $ 1,111,242 Tangible Assets: Total Assets $ 14,564,317 $ 14,324,664 $ 13,327,847 $ 13,309,278 $ 13,421,247 Less: Goodwill 517,481 523,308 523,308 523,308 523,308 Intangibles 9,046 9,934 10,834 11,740 12,680 Tangible Assets $ 14,037,790 $ 13,791,422 $ 12,793,705 $ 12,774,230 $ 12,885,259 Tangible stockholders' equity to tangible assets 8.09% 8.12% 8.67% 9.19% 9.06% Tangible common equity to tangible assets 8.09% 8.12% 8.67% 8.76% 8.62%